UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2006

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		0000000
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (310) 410-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 3, 2006, Herbalife Ltd. issued a press release announcing its financial results for its fiscal first quarter ended March 31, 2006, and furnished the press release to the Securities and Exchange Commission in a Current Report on Form 8-K (the "Original 8-K"). This Current Report on Form 8-K/A amends the Original 8-K to correct an immaterial typographical error in the March 31, 2006 balance of Other Current Assets (and a resulting error in Total Current Assets) and Goodwill in the Unaudited Consolidated Balance Sheet in the exhibit attached to the Original 8-K. The correct balance (in thousands) of Other Current Assets, Total Current Assets and Goodwill as of March 31, 2006 is $119,343, $334,606 and $129,484, respectively. The amount of Total Assets was correctly reported in the Original 8-K. No other changes are being made to the Original 8-K.

A copy of the March 31, 2006 Unaudited Consolidated Balance Sheet of Herbalife Ltd. reflecting these corrections is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Herbalife Ltd. Unaudited Consolidated Balance Sheet as of March 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

May 5, 2006	By:	/s/ Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Herbalife Ltd. Unaudited Consolidated Balance Sheet as of March 31, 2006